3Q11 Earnings Conference Call November 3, 2011 Exhibit 99.2

This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2011 earnings conference call held on
November 3, 2011 at 4:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-866-465-1304 and entering conference ID #8748773.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its subsequent
Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at
www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.
Safe Harbor Statement

After-tax income before special items of $65MM* ($0.57/share diluted), pretax income of $57MM*
Strong performance from Logistics and Retail
Refining & Supply (R&S) reported a pretax loss of $17MM
Continue to deliver value to shareholders and position the Company for future success
Completed $500 MM share repurchase program
Completed IPO of SunCoke in July
Pursuing growth in logistics and retail businesses
Completed exit from underperforming chemicals business
Pursuing sale of northeast refineries and plan to exit business by July
2012
Performing comprehensive strategic review
* For reconciliation to Net Income (Loss), see Slide 12. Special Items in 3Q11 include a net loss of $1,161MM after-tax.
Summary of 3
rd
Quarter 2011 Performance

Retail Marketing – Pretax Earnings of $48MM
Average gasoline margins of 10.5 cpg in 3Q11
Higher volumes driven by growth; same store sales down ~2.9%, consistent with
EIA data
Logistics – Pretax Earnings of $53MM
Record quarterly earnings for Sunoco Logistics Partners for the 2 nd
straight
quarter driven by market opportunities in the crude oil segment, as well as contribution from recent acquisitions
SXL also had record acquisition growth in 2011 of almost $500 MM
Coke – Pretax Earnings of $24MM
Improved operational performance/record domestic coke production
Successful Middletown plant start-up
Purchase of GE’s stake in Indiana Harbor
R&S – Pretax Loss of $17MM
July and August profitable
Strong operational performance with 3Q crude utilization ~90%
September market margins deteriorated, averaging  ~$2/B
* Pretax Business Unit Income (Loss) Before Special Items, excluding Income Attributable to
Noncontrolling Interests. For reconciliation to Net Income (Loss), see Slide 12.
Segment Pretax Results* - 3Q11

YTD
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 2011
Refining & Supply
(70)         138        (70)         (17)         (138)       (44)         (17)         (199)
Retail Marketing
34          73          68          1            12          69          48          129
Logistics
27          30          40          35          31          54          53          138
Coke
51          56          44          25          9            20          24          53
Discontinued Chemicals Operations
38          7            5            6            (9)           6            1            (2)
Corporate Expenses
(23)         (30)         (28)         (27)         (22)         (18)         (23)         (63)
Net Financing Expenses & Other
(28)         (27)         (28)         (27)         (24)         (16)         (29)         (69)
    Pretax Income (Loss) Before Special Items 29          247        31          (4)           (141)       71          57
(13)

Pretax Income (Loss) Before Special Items*, MM$
57
71
(141)
(4)
31
247
29
($200)
($100)
$0
$100
$200
$300
* For reconciliation to Net Income (Loss), see Slide 12.

1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11
Refining & Supply
  Realized Margin 4.08       7.34       3.88       4.77       5.04       3.14       4.31       4.89
  Benchmark* 4.93       6.12       4.22       5.19       5.11       5.19       6.11       5.87
      Differential (0.85)      1.22       (0.34)      (0.42)      (0.07)      (2.05)      (1.80)      (0.98)
      Margin Capture Rate
83% 120% 92% 92% 99% 61% 71% 83%
  Actual vs. Benchmark:
   Crude (0.52)      0.73       (0.52)      (0.25)      (0.09)      (1.08)      (0.51)      (0.20)
   Product (0.33)      0.49       0.18       (0.17)      0.02       (0.97)      (1.29)      (0.78)
      Differential (0.85)      1.22       (0.34)      (0.42)      (0.07)      (2.05)      (1.80)      (0.98)
* For calculation, see Slide 21. Weighted benchmark in effect in 2010 and through March 1, 2011.
Realized R&S Margin vs. Benchmark, $/B

0.20
0.51
0.25
1.08
0.52
(0.73)
0.52
-3.00
-1.00
1.00
3.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Crude Cost vs. Benchmark
(0.78)
(1.29)
(0.97)
(0.17)
0.18
0.49
(0.33)
-4.00
-2.00
0.00
2.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Products vs. Benchmark
Total Refining & Supply
3Q11 Comments:
Quality differentials benefited from higher
volume of discounted crude purchases
Overall purchase volumes dropped in
September due to rate cuts, minimizing benefit
from falling prices
3Q11 Comments:
Vs 3Q 10, produced fuel net of yield gain
worse by over $1/B due to ~$35/B higher
absolute prices and lower yield volume gains
Propane and other non-crack margins lower
by ~.40/B vs 3Q 10 due to higher crude
prices
Realized R&S Margin vs. Benchmark*, $/B
* For calculation, see Slide 21. Weighted benchmark in effect in 2010 and through March 1, 2011.

12/31/09 12/31/10 9/30/11
Sunoco (ex-SXL/SXC)* 32% -6% -43%
Sunoco (Consolidated)* 41% 20% 48%
Sunoco Net Debt/(Cash)     1,223       (182)       (389)
SXL Net Debt**        866     1,227     1,790
SXC Net Debt N/A N/A        587
Consolidated Net Debt, MM$     2,089        945     1,888
Total Cash, MM$***        375     1,483     1,537
* Sunoco Revolver Covenant basis. For calculation, see Slide 17.
** Includes intercompany loan due to Sunoco from SXL at 12/31/2010 and 9/30/2011 which is eliminated in consolidation.
*** Excludes cash on balance sheet of Sunoco Logistics Partners for all periods and SunCoke Energy as of 9/30/11.
Net Debt-to-Capital Ratio, %
41%
20%
48%
32%
-6%
-43%
Sunoco (Consolidated)*
Sunoco (ex-SXL/SXC)*

Cash Flow Split, MM$
SUN SUN
SXL SXC
(ex SXL/SXC)
Sunoco SXL SXC
(ex SXL/SXC)
Sunoco
Cash from ops excluding working capital 114 46 160 320 300 124 63 487
Working capital including interco activity (40) (3) (358) (401) (183) (60) (682) (925)
Cash flow from operations 74 43 (198) (81) 117 64 (619) (438)
Capital expenditures (350) (56) (70) (476) (518) (222) (194) (934)
Free cash flow (276) (13) (268) (557) (401) (158) (813) (1,372)
Divestments and other - - 113 113 - - 955 955
Dividends to Sunoco shareholders - - (19) (19) - - (55) (55)
Distributions & other (27) (34) 2 (59) (83) (35) 5 (113)
Repurchase of common stock - - (500) (500) - - (500) (500)
SunCoke IPO /debt exchange - - 192 192 - - 192 192
SXL distributions to Sunoco (25) - 25 - (73) - 73 -
Net cash flow before net debt activity (328) (47) (455) (830) (557) (193) (143) (893)
Intercompany debt activity* - (551) 551 - - (413) 413 -
Net debt activity, 3rd party 330 680 - 1,010 563 677 (176) 1,064
Net increase in cash & cash equivalents
2 82 96 180 6 71 94 171
YTD11 3Q11
* Includes $575 MM paid to Sunoco from SunCoke with proceeds from debt issuance as repayment of intercompany debt payable;
the remaining balance represents a capital contribution from Sunoco to SunCoke.

Remain focused on delivering value to shareholders
Strong results in retail and logistics
Completed $500MM share repurchase program
SunCoke IPO
Comprehensive strategic review
Positioning for future success
Growth through SXL ($500 million in acquisitions in 2011) and Retail (Central
PA, Ohio turnpike)
Divestment of non-core assets (e.g., Frankford, Haverhill)
Exit refining
Balance sheet: Cash balance provides strategic flexibility
Key Takeaways/Path Forward

Appendix

Earnings Profile, MM$
YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
   Refining & Supply (70) 138 (70) (17) (19) (138) (44) (17) (199)
   Retail Marketing 34 73 68 1 176 12 69 48 129
   Logistics 27 30 40 35 132 31 54 53 138
   Coke 51 56 44 25 176 9 20 24 53
   Discontinued Chemicals Operations 38 7 5 6 56 (9) 6 1 (2)
   Corporate and Other:
      Corporate Expenses (23) (30) (28) (27) (108) (22) (18) (23) (63)
      Net Financing Expenses & Other (28) (27) (28) (27) (110) (24) (16) (29) (69)
   Pretax Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items 29 247 31 (4) 303 (141) 71 57 (13)
   Income Tax Expense (Benefit) attributable to
      Sunoco, Inc. shareholders 12 89 4 (17) 88 (19) 22 (8) (5)
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items 17 158 27 13 215 (122) 49 65 (8)
   Special Items:
      Continuing Operations* (45) (22) 62 123 118 51 (7) (1,966) (1,922)
      Discontinued Operations** (169) - - - (169) - (287) 32 (255)
   Pretax Income (Loss) from special items (214) (22) 62 123 (51) 51 (294) (1,934) (2,177)
   Income Tax Expense (Benefit) (134) (9) 24 49 (70) 30 (120) (773) (863)
   Income (Loss) from special items (80) (13) 38 74 19 21 (174) (1,161) (1,314)
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders (63) 145 65 87 234 (101) (125) (1,096) (1,322)
* In 3Q 2011, recorded a $1,959MM noncash provision to write down assets at the Philadelphia and Marcus Hook refineries to their estimated fair values in connection with decision to exit refining business.
** In 1Q 2010 and 2Q 2011, recognized losses in connection with the divestment of the chemicals business; In 3Q 2011, recognized a $14MM gain on the divestment of the Frankford chemical facility and an $18 million gain attributable to a settlement connected to the Tulsa refining operation which was sold in 2009.

Earnings Summary and EPS
YTD
MM$
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items 17 158 27 13 215 (122) 49 65 (8)
   Special Items:
      Continuing Operations*
(45) (22) 62 123 118 51 (7) (1,966) (1,922)
      Discontinued Operations**
(169) - - - (169) - (287) 32 (255)
   Pretax Income (Loss) from special items (214) (22) 62 123 (51) 51 (294) (1,934) (2,177)
   Income Tax Expense (Benefit)
(134) (9) 24 49 (70) 30 (120) (773) (863)
   Income (Loss) from special items
(80) (13) 38 74 19 21 (174) (1,161) (1,314)
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders
(63) 145 65 87 234 (101) (125) (1,096) (1,322)
$/Share (diluted)
   Earnings (Loss) per share of common stock (diluted):
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items
0.14 1.31 0.22 0.11 1.79 (1.01) 0.40 0.57 (0.07)
   Income (Loss) from special items
(0.67) (0.11) 0.32 0.61 0.16 0.17 (1.43) (10.19) (11.08)
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders
(0.53) 1.20 0.54 0.72 1.95 (0.84) (1.03) (9.62) (11.15)
* In 3Q 2011, recorded a $1,959MM noncash provision to write down assets at the Philadelphia and Marcus Hook refineries to their estimated fair values in connection with decision to exit refining business.
** In 1Q 2010 and 2Q 2011, recognized losses in connection with the divestment of the chemicals business; In 3Q 2011, recognized a $14MM gain on the divestment of the Frankford chemical facility and an $18 million gain attributable to a settlement connected to the Tulsa refining operation which was sold in 2009.

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
   Total Refining & Supply
     Crude Throughputs, MB/D 533 618 632 572 589 460 425 453 446
     % Capacity 79 92 94 85 87 74 84 90 82
     Net Prod. Available for Sale, MB/D 591 664 682 634 643 512 461 487 487
     Net Prod. Available for Sale, MMB 53 61 62 58 234 46 42 45 133
Key Volume Indicators – Refining & Supply

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
Realized Margin Indicators
Refining & Supply, $/B 4.08 7.34 3.88 4.77 5.04 3.14 4.31 4.89 4.10
Retail Marketing, cpg
   Gasoline 8.9 11.5 10.5 6.6 9.4 6.9 12.4 10.5 10.0
   Distillate 8.0 9.0 7.8 5.6 7.6 7.1 12.5 9.6 9.8
Market Indicators
Dated Brent Crude Oil, $/B 76.24 78.30 76.86 86.53 79.48 104.90 117.63 113.49 112.01
Natural Gas, $/DT 5.04 4.34 4.23 3.97 4.40 4.20 4.37 4.06 4.21
Key Indicators

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
Retail Marketing
   Gasoline Sales, MM Gal 1,026     1,130     1,171     1,171     4,498     1,086     1,161     1,196     3,443
   Middle Distillate Sales, MM Gal 91          114        117        110        432        97          106        118        321
      Total Sales, MM Gal      1,117      1,244      1,288      1,281      4,930      1,183      1,267      1,314 3,764
   Gasoline and Diesel Throughput         147         159         156         161         156         150         162         168         160
     (Company-Owned or Leased Outlets)
     (M Gal/Site/Month)

   Merchandise Sales (M$/Store/Month)           87         101         103           92           96           85           97         105           96
Coke
   Production, M Tons:
      United States         842         883         953         916      3,594         861         922         964 2,747
      Brazil 413        422        431        370        1,636     364        412        373        1,149
Key Volume Indicators – Retail and Coke

Financial Ratios, MM$ except ratios
* Represents intercompany loan due to Sunoco from SXL which is eliminated in consolidation.
** Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
*** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position; calculation excludes noncontrolling interests except for
SXL as prescribed by the revolver covenant.
Proforma
Proforma Proforma   SUN
  SUN    SUN  (ex SXL
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco SXC SXL & SXC) Sunoco
Debt 868 1,596 2,464 1,129 1,300 2,429 698 1,698 1,128 3,524
Intercompany Debt* -        -            -           100       -            -           -          100 -            -
Plus: Debt Guarantees -        2 2 -        1 1 -          -        20             20
Less: Cash (2)         (375)          (377)         (2)         (1,483)       (1,485)       (111)        (8)         (1,537)       (1,656)
Net Debt 866       1,223        2,089        1,227    (182)          945          587         1,790    (389)          1,888
Equity** 862 2,557 2,557 965 3,046 3,046 569 1,081 1,302 1,302
SXL Noncontrolling Interest -        -            488          77         -            692          -          101       -            754
SunCoke Noncontrolling Interest
-        -            74            -        -            61            35           -        -            149
Capital 1,728    3,780        5,208        2,269    2,864        4,744        1,191       2,972    913           4,093
Net Debt / Capital (Sunoco
  Revolver Covenant N/A 32% 41% N/A -6% 20% N/A N/A -43% 48%
   Basis)***
Debt / Capital 50% 38% 44% 54% 30% 39% 54% 60% 46% 62%
  (GAAP Basis)
9/30/2011 12/31/2009 12/31/2010

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
12/31/2009 12/31/2010 3/31/2011 6/30/2011 9/30/2011
SunCoke
SXL
Sunoco

Liquidity*, B$
* Includes cash and cash equivalents of $0.4B, $1.5B, $1.5B, $1.5B, and $1.7B at 12/31/09, 12/31/10, 3/31/11,
6/30/11, and 9/30/11 respectively.
1.7
3.4
3.7
3.2
3.4

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
Total Refining & Supply
Net Production, MB/D 590.5      664.2      681.5      633.9      642.8      512.4      461.1      487.0      486.8
Gasoline 52% 52% 52% 54% 52% 52% 51% 51% 51%
Middle Distillates 34% 37% 37% 35% 36% 36% 36% 37% 37%
Residual Fuel 6% 6% 5% 4% 5% 5% 7% 7% 6%
Petrochemicals 4% 3% 4% 4% 4% 3% 3% 3% 3%
Other 9% 7% 7% 8% 8% 9% 8% 7% 8%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5% -5%
Refining & Supply – Products Manufactured

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 2011
Total Refining & Supply
Gasoline Production, MB/D 306.3 343.1 357.9 339.9 337.0 265.4 234.6 249.0 249.6
RFG / RBOB 47% 48% 43% 45% 46% 49% 63% 65% 59%
Conventional / CBOB 53% 52% 57% 55% 54% 51% 37% 35% 41%
Distillate Production, MB/D 202.4 244.5 250.1 225.1 230.6 183.6 165.5 181.9 177.0
On-Road Diesel Fuel 53% 66% 62% 52% 59% 52% 58% 64% 58%
Heating Oil / Off-Road Diesel 28% 15% 18% 25% 21% 26% 27% 19% 24%
Jet Fuel 17% 19% 19% 21% 19% 20% 13% 14% 16%
Kerosene / Other 2% 0% 1% 2% 1% 2% 2% 3% 2%
Refining & Supply – Gasoline and Distillate Production

Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark**
6 Dated Brent Crude: Platt’s Mid + $2.75 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% 83 CBOB NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 Resid: 60% No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
40% No. 6 1.0% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
YTD
1Q10 2Q10 3Q10 4Q10 FY10 Jan 11 Feb 11 Mar 11 1Q11 2Q11 3Q11 2011
Northeast 6-3-2-1
  Value-Added Benchmark
5.17 5.42 3.39 4.90 4.72 3.93 2.79 5.11 3.94 6.11 5.87 5.31
Toledo 4-3-1
  Benchmark
3.99 8.89 7.50 6.33 6.68 9.89 15.52 n/a 12.70 n/a n/a 12.70
YTD
1Q10 2Q10 3Q10 4Q10 FY10 Jan 11 Feb 11 Mar 11 1Q11 2Q11 3Q11 2011
Northeast 6-3-2-1
  at 80% weight*
4.13    4.34    2.72    3.92    3.78    3.14    2.24    5.11    3.50    6.11    5.87    5.16
Toledo 4-3-1
  at 20% weight*
0.80    1.78    1.50    1.27    1.33    1.98    3.10    n/a 1.69    n/a n/a 0.56
R&S Weighted Benchmark*
4.93    6.12    4.22    5.19    5.11    5.12    5.34    5.11    5.19    6.11    5.87    5.72
Sunoco R&S Benchmark Margin, $/B
* Beginning in March 2011, the R&S benchmark is no longer weighted with 20% of Toledo 4-3-1 margin due to the sale of the Toledo refinery on 3/1/2011. Prior to Toledo sale: 80% of NE 6-3-2-1 Value Added Margin and 20% of
Toledo 4-3-1 margin. Post Toledo sale: 100% of NE 6-3-2-1 Value Added Margin.
** Adjusted in 2Q11 to reflect market conditions more closely associated with NE refining system. 2010 amounts have been restated for comparative purposes.

22 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Clare McGrory (215) 977-6764 For More Information